Exhibit 99.2

InfoSpace, Inc.

Q1 2012 Earnings

Supplemental Information

Table of Contents

Financial Information
Summary - Consolidated Financial Results	2
Reconciliation of Non-GAAP Financial Measures	3
Operating Metrics
Search	4
Tax Preparation	5
Pro-Forma Information
Q1 year-over-year Tax Preparation	6
Last 12 Months - Pro Forma Results	7
Last 12 Months - Levered Free Cash Flow	8
Reconciliation Pro Forma Non-GAAP Financial Measures	9

InfoSpace Consolidated Financial Results

(in thousands except earnings per share, rounding differences may exist)

	2010		2011									2012
	FYE 12/31		1Q11		2Q11		3Q11	4Q11		FYE 12/31		1Q12
Segment Revenue
Search		$214,343		$51,650		$54,292	$56,257		$66,615		$228,814	$75,294
Tax Preparation (1)		$0		$0		$0	$0		$0		$0	$40,401

Total		$214,343		$51,650		$54,292	$56,257		$66,615		$228,814	$115,695
Segment Income (2)
Search		$49,266		$11,095		$11,534	$10,809		$12,768		$46,206	$13,373
Tax Preparation (1)		$0		$0		$0	$0		$0		$0	$22,134

Total		$49,266		$11,095		$11,534	$10,809		$12,768		$46,206	$35,507
Segment Income % of Revenue
Search		23%		21%		21%	19%		19%		20%	18%
Tax Preparation		na		na		na	na		na		na	55%

Total		23%		21%		21%	19%		19%		20%	31%
Unallocated Corporate Operating Expense		$16,801		$2,130		$2,543	$2,307		$2,603		$9,583	$3,805	(3)

Adjusted EBITDA		$32,465		$8,965		$8,991	$8,502		$10,165		$36,623	$31,702
Other Unallocated Corporate
Depreciation		$6,596		$1,451		$1,376	$1,115		$919		$4,861	$951
Amortization of Intangibles		$9,197		$958		$772	$518		$347		$2,595	$3,624	(4)
Stock Compensation		$13,919		$2,033		$1,338	$3,049 (5)		$1,267		$7,687	$6,708	(5)
Other (Income) Expense	-$	15,244	-$	75	-$	107	$455		$972		$1,245	$1,555

Total		$14,468		$4,367		$3,379	$5,137		$3,505		$16,388	$12,838
Income Before Taxes		$17,997		$4,598		$5,612	$3,365		$6,660		$20,235	$18,864
Income Tax
Cash		$196		$113		$133	$68		$1,398		$1,712	$861
Non-cash (6)		$8,530		$1,589		$1,803	$1,221	-$	17,613	-$	13,000	$6,597

Total		$8,726		$1,702		$1,936	$1,289	-$	16,215 (7)	-$	11,288	$7,458
Income from Continuing Operations		$9,271		$2,896		$3,676	$2,076		$22,875		$31,523	$11,406
Discontinued Operations Loss (8)	-$	4,593	-$	1,573	-$	8,354	$0		$0	-$	9,927	$0

GAAP Net Income (Loss)		$4,678		$1,323	-$	4,678	$2,076		$22,875		$21,596	$11,406
GAAP Earnings Per Share		$0.13		$0.04	-$	0.12	$0.05		$0.57		$0.56	$0.28
Non-GAAP Net Income		$40,557		$7,433		$7,590	$6,846		$6,896		$28,765	$28,517
Non-GAAP Earnings Per Share		$1.10		$0.20		$0.20	$0.17		$0.17		$0.74	$0.70
Outstanding Shares		36,089		36,502		37,964	39,323		39,534		39,534	39,804
Basic Shares		35,886		36,339		37,422	38,568		39,448		37,954	39,692
Fully-diluted Shares		36,829		37,084		38,128	39,158		40,074		38,621	40,978

Cash & Short-term Investment		$253,736		$249,765		$263,402	$279,276		$293,551		$293,551	$129,868
Outstanding Debt		$0		$0		$0	$0		$0		$0	$85,000

Net Cash		$253,736		$249,765		$263,402	$279,276		$293,551		$293,551	$44,868

(1)

On January 31, 2012, the Company acquired TaxACT Holdings, Inc. and its wholly-owned subsidiary, 2nd Story Software, Inc., which operates the TaxACT tax preparation software and online service and software business. The TaxACT business consists of an online tax preparation service for individuals, tax preparation software for individuals and professional tax preparers, and ancillary data storage and financial services. The majority of the TaxACT business’s revenue is generated by the online service at www.taxact.com. As a highly seasonal business, almost all of the TaxACT revenue is generated in the first four months of the calendar year. Amounts represent the results of operations for the TaxACT business from February 1, 2012 to March 31, 2012.

(2)

Amounts do not include amortization of acquired technology and costs associated with the operation of the Company’s data center that serves its tax preparation and search businesses, including depreciation, personnel expenses, (including stock-based compensation expense), energy, and bandwidth costs, and personnel costs associated with customer service.

(3)	Amount for the quarter ended March 31, 2012 includes $1.1 million in transaction costs related to the TaxACT acquisition.
(4)	Amount for the quarter ended March 31, 2012 includes $3.4 million related to amortization of acquired intangible assets related to the TaxACT acquisition.
(5)

In the quarter ended September 30, 2011, $1.9 million in stock-based compensation expense was recorded in association with issuance of a warrant. In the quarter ended March 31, 2011, $5.2 million in stock-based compensation expense was recorded in association with the modification of the terms of a warrant and the vesting of a non-employee performance-based equity award, which were both triggered by the acquisition of the TaxACT business.

(6)

Amounts represent the non-cash portion of income tax expense from continuing operations. The Company excludes the non-cash portion of income tax expense because of its ability to offset a substantial portion of its cash tax liabilities by using these deferred tax assets. The majority of these deferred tax assets will expire if unutilized in 2020.

(7)	Amount includes a tax benefit of $19.6 million, due to the release of the valuation allowance on deferred tax assets.
(8)

In the quarter ended June 30, 2011, the Company completed the sale of its Mercantila e-commerce business. The operating results of that business have been presented as discontinued operations for all periods presented.

InfoSpace Non-GAAP Reconciliation (1)

(in thousands except earnings per share, rounding differences may exist)

	2010	2011					2012
	FYE 12/31	1Q11	2Q11	3Q11	4Q11	FYE 12/31	1Q12
Adjusted EBITDA
Net Income (2)	$4,678	$1,323	$(4,678)	$2,076	$22,875	$21,596	$11,406
Discontinued operations	4,593	1,573	8,354	—	—	9,927	—
Depreciation	6,596	1,451	1,376	1,115	919	4,861	951
Amortization of intangible assets	9,197	958	772	518	347	2,595	3,624
Stock-based compensation	13,919	2,033	1,338	3,049	1,267	7,687	6,708
Other (income) expense (3)	(15,244)	(75)	(107)	455	972	1,245	1,555
Income tax expense (benefit)	8,726	1,702	1,936	1,289	(16,215)	(11,288)	7,458

Adjusted EBITDA	$32,465	$8,965	$8,991	$8,502	$10,165	$36,623	$31,702
Non-GAAP Net Income
Net Income (2)	$4,678	$1,323	$(4,678)	$2,076	$22,875	$21,596	$11,406
Discontinued operations	4,593	1,573	8,354	—	—	9,927	—
Amortization of acquired intangible assets	9,197	958	772	518	347	2,595	3,624
Stock-based compensation	13,919	2,033	1,338	3,049	1,267	7,687	6,708
Loss on derivative	—	—	—	—	—	—	272
Cash tax impacts of GAAP adjustments	(360)	(43)	1	(18)	20	(40)	(90)
Non-cash income tax expenses (benefit) from continuing operations (1)	8,530	1,589	1,803	1,221	(17,613)	(13,000)	6,597

Non-GAAP net income (4)	$40,557	$7,433	$7,590	$6,846	$6,896	$28,765	$28,517
Non-GAAP Earnings Per Share
Non-GAAP Net Income	$40,557	$7,433	$7,590	$6,846	$6,896	$28,765	$28,517

Non-GAAP Earnings Per Share (4)	$1.10	$0.20	$0.20	$0.17	$0.17	$0.74	$0.70
Fully-diluted Shares	36,829	37,084	38,128	39,158	40,074	38,621	40,978

(1)

For definitions of these non-GAAP financial measures and their relationship to the Company’s GAAP financial statements, please see Note 1 to the Company’s Reconciliations of Non-GAAP financial Measures to the Nearest Comparable GAAP Measure for the three months ended March 31, 2012 and 2011 in exhibit 99.1 to this Current Report on Form 8-K filed on March 9, 2012.

(2)	As presented in the Preliminary Condensed Consolidated Statements of Operations (unaudited).
(3)

Other loss (income), net includes such items as interest expense, interest income, derivative instrument gains or losses, foreign currency gains or losses, gains or losses from the disposal of assets, adjustments to the fair values of contingent liabilities related to business combinations, gains on resolutions of contingencies and litigation settlements.

(4)	Amounts previously disclosed have been revised to reflect the effect of classifying the Company’s Mercantila e-commerce business as discontinued operations.

InfoSpace Operating Metrics—Search

	2010	2011					2012
	FYE 12/31	1Q11	2Q11	3Q11	4Q11	FYE 12/31	1Q12
Revenue by Source
Owned & Operated (B2C)	31%	27%	22%	19%	16%	21%	13%
Distribution (B2B)	69%	73%	78%	81%	84%	79%	87%

*	Owned & Operated includes revenue from the Make The Web Better acquisition in 2Q 2010; the installed base has experienced attrition since the acquisition. Owned & Operated also includes other development-stage initiatives.

InfoSpace Operating Metrics—Tax Preparation

(in thousands, rounding differences may exist)

	2011 Season through:		2012 Season through:		% Change Year over Year
	3/31/11	4/19/11	3/31/12	4/18/12	3/31/12	4/18/12
Consumer (DDIY) e-files	3,626	4,654	3,913	5,025	8%	8%

Tax Preparation Segment—Pro Forma 1Q Year-over-Year Results

(in thousands, rounding differences may exist)

			(a) 1Q12	1Q11	Growth
Pro Forma Revenue			$61,944	$56,758	9%
Pro Forma Segment Income	(b	)	$30,577	$28,564	7%
Segment Margin			49%	50%

(a)	Includes $650,000 of revenue not reported on a GAAP basis due to purchase accounting in February and March 2012, and revenue of $20.9 million for January 2012 (prior to acquisition).
(b)	Excludes $120,000 and $1.1 million of non-operational expenses related to a non-consummated sales transaction for 1Q 2012 and 1Q 2011.

Tax Preparation Segment—Pro Forma Calendar Quarter Historical Performance

(in thousands, rounding differences may exist)

			2Q11	3Q11	4Q11	FY 2011
Pro Forma Revenue			$17,815	$2,004	$2,204	$78,782
Pro Forma Segment Income	(c	)	$10,556	$(435)	$(1,134)	$37,551
Segment Margin			59%	-22%	-51%	48%

(c)	Excludes $1.8 million, $3.6 million, $2.9 million and $9.3 million of non-operational expenses related to a non-consummated sales transaction for 2Q 2011, 3Q 2011, 4Q 2011 and full-year 2011.

Pro Forma—Consolidated Financial Performance

twelve months ending 3/31/2012

(in thousands, rounding differences may exist)

	(a) Tax Preparation			Search	Corporate	Consolidated
Revenue	$83,968			$252,458	$—	$336,426
Segment income	$39,564	(b	)	$48,484	$—	$88,048
Unallocated Corporate expenses	$—			$—	$(11,260)	$(11,260)

Adjusted EBITDA						$76,788
Non-GAAP Net Income						$64,345
Non-GAAP Earnings Per Share						$1.63
Diluted Shares for the twelve-month period ended March 31, 2012						39,586

(a)	Includes $650,000 of revenue not reported on a GAAP basis due to purchase accounting in February and March 2012, and $42.9 million of revenue prior to the acquisition (April 2011 - January 2012).
(b)	Includes $650,000 of revenue not reported on a GAAP basis due to purchase accounting in February and March 2012 and excludes $8.4 million of non-operational expenses related to a non-consummated sales transaction.

Pro-Forma Free Cash Flow (“FCF”)

twelve months ending 3/31/2012

(in thousands, rounding differences may exist)

Pro Forma Adjusted EBITDA	$76,788
Less—Pro Forma Capital Expenditures	$(2,100)
Less—Pro Forma Cash Taxes	$(800)

Unlevered FCF	$73,888
Less—Pro Forma Cash Interest Expense	$(5,000)	(a	)

Levered FCF	$68,888

(a)	Interest expense estimated at initial debt amount of $100 million and assumes a 5% interest rate, and as of March 31, 2012, $85 million of debt is outstanding.

InfoSpace Pro Forma Non-GAAP Reconciliation

twelve months ending 3/31/2012

(in thousands except rates, rounding differences may exist)

Pro Forma Adjusted EBITDA
Pro forma income from continuing operations	$18,108
Pro forma depreciation	4,971
Pro forma amortization of intangible assets	22,033
Pro forma stock-based compensation	13,373
Pro forma other expense, net	7,034
Pro forma income tax expense	11,269

Pro Forma Adjusted EBITDA	$76,788

Pro Forma Non-GAAP Net Income
Pro forma income from continuing operations	$18,108
Pro forma amortization of acquired intangible assets	22,033
Pro forma stock-based compensation	13,373
Loss on derivative	272
Pro forma cash tax impact of GAAP adjustments	90
Pro forma non-cash income tax expense from continuing operations	10,469

Pro forma non-GAAP net income	$64,345

Pro forma non-GAAP Earnings per share—diluted	$1.63
Weighted average diluted shares	39,586

(1)	For definitions of these non-GAAP financial measures and their relationship to the Company’s GAAP financial statements, please see Note 1 to the Company’s Reconciliations of Non-GAAP financial Measures to the Nearest Comparable GAAP Measure for the three months ended March 31, 2012 and 2011 in exhibit 99.1 to this Current Report on Form 8-K filed on March 9, 2012.